Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Divestitures

NOTE 3—ACQUISITIONS AND DIVESTITURES

Styron Acquisition

As discussed in Note 1, on March 2, 2010, STY Acquisition Corp. (“STY Acquisition”), an affiliate of Bain Capital, entered into a sale and purchase agreement (the “Purchase Agreement”) with Dow, Styron LLC and Styron Holding B.V. (together with Styron LLC, the “Styron Holdcos”) pursuant to which STY Acquisition agreed to acquire 100% of the outstanding equity interests of the Styron Holdcos. STY Acquisition, subsequently (but prior to the close of the transaction) assigned its rights and obligations under the Purchase Agreement to Styron S.à r.l., the Company’s indirect wholly-owned subsidiary.

The Company accounted for the Acquisition under the purchase method of accounting, whereby the purchase price paid, net of working capital adjustments, was allocated to the acquired assets and liabilities at fair value. As of June 17, 2011, the one-year measurement period surrounding the Acquisition ended. During 2014, an adjustment was identified related to one of our postretirement benefit plans, which dated back to the initial Acquisition accounting. As such, the Company recorded a $1.7 million increase to goodwill to correct our final purchase price allocation, with the offset recorded to postretirement benefit liabilities. The Company does not believe this adjustment is material to the current or any prior period financial statements. Refer to Note 16 for further discussion.

As part of the Acquisition, the Company has been indemnified for various tax matters, including income tax and value add taxes, as well as legal liabilities which have been incurred prior to the Acquisition. Conversely, certain tax matters which the Company has benefitted from are subject to reimbursement by Trinseo to Dow. These amounts have been estimated and provisional amounts have been recorded based on the information known during the measurement period; however, these amounts remain subject to change based on the completion of our annual statutory filings, tax authority review as well as a final resolution with Dow on amounts due to and due from the Company. Management believes the Company’s estimates and assumptions are reasonable under the circumstances, however, settlement negotiations or changes in estimates around pre-acquisition indemnifications could result in a material impact on the consolidated financial statements.

During 2013, the Company received $6.7 million, net of tax indemnity from Dow for income taxes paid to the taxing authorities relating to the period prior to the Acquisition. This indemnity amount was previously recorded within “Accounts receivable, net of allowance” in the consolidated balance sheets. There were no other indemnity payments received from Dow or indemnity payments to Dow during the years ended December 31, 2014, 2013, and 2012, respectively.

Divestiture of Expandable Polystyrene Business

In June 2013, the Company’s board of directors approved the sale of its EPS business within the Company’s Basic Plastics & Feedstocks segment, under a sale and purchase agreement which was signed in July 2013. The sale closed on September 30, 2013 and the Company received $15.2 million of sales proceeds during the third quarter of 2013, subject to a $0.7 million working capital adjustment which was paid by the Company during the first quarter of 2014 and is reflected within investing activities in the consolidated statement of cash flows for the year ended December 31, 2014. The Company recognized a loss from the sale of $4.2 million recorded in “Other expense (income), net” in the consolidated statement of operations for the year ended December 31, 2013. The loss calculation is as follows:

Assets
Inventories	$8,135
Property, plant and equipment, net	9,401
Other intangibles assets, net	1,624
Goodwill	383

Total assets sold	$19,543

Liabilities
Pension and other benefits	$791

Total liabilities sold	$791

Net assets sold	$18,752
Sales proceeds, net of amount paid to buyer of $0.7 million	14,566

Loss on sale	$4,186

EPS business results of operations were not classified as discontinued operations as the Company will have significant continuing cash flows as a result of a long-term supply agreement of styrene monomer to the EPS business, which was entered into contemporaneously with the sale and purchase agreement. The supply agreement has an initial term of approximately 10 years from the closing date of the sale and will continue year-to-year thereafter. Under the supply agreement, we supply a minimum of approximately 77 million pounds and maximum of approximately 132 million pounds of styrene monomer annually or equivalent to 70% to 100% of the EPS business’s historical production consumption.

Further, under the terms of the sale and purchase agreement, should the divested EPS business record EBITDA (as defined therein) greater than zero for fiscal year 2014, the Company will receive an incremental payment of €0.5 million. As of December 31, 2014, it was considered probable that this EBITDA threshold has been met in accordance with the terms of the sale agreement. As such, the Company recorded the contingent gain on sale of €0.5 million (approximately $0.6 million) related to this incremental payment for the year ended December 31, 2014, which is expected to be received in the first quarter of 2015.

Livorno Land Sale

In April 2014, the Company completed the sale of a portion of land at its manufacturing site in Livorno, Italy for a purchase price of €4.95 million (approximately $6.8 million). As a result, the Company recorded a gain on sale of $0.1 million within “Other expense (income), net” in the consolidated statements of operations for the year ended December 31, 2014. As of December 31, 2013, this land was classified as held-for-sale within the caption “Other current assets” in the consolidated balance sheets.